                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               THE LEGENDS FUND, INC.
                   (Name of Registrant as Specified In Its Charter)


                                       ---------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         -------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

    5)   Total Fee Paid:

         -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         -------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

         -------------------------------------------------------------------

    3)   Filing Party:

         -------------------------------------------------------------------

    4)   Date Filed:

         -------------------------------------------------------------------

                                THE LEGENDS FUND, INC.
                                515 West Market Street
                              Louisville, Kentucky 40202

                    ---------------------------------------------

                      Notice of Special Meeting of Shareholders

                    ---------------------------------------------

To the Shareholders of The Legends Fund, Inc.:

    A special meeting of shareholders of The Legends Fund, Inc. (the "Fund"), and of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Zurich Kemper Value Portfolio (formerly, the Dreman Value Portfolio), Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of the Fund, will be held at 515 West Market Street, Louisville, Kentucky 40202, on October 30, 1997, at
3:00 p.m., Eastern Time.  The purpose of the Meeting is:

    (1) to approve or disapprove the management agreement (the "Management Agreement") between the Fund and ARM Capital Advisers, Inc. (the "Manager") and proposed amended sub-advisory agreements pertaining to:

         (a) Harris Bretall Sullivan & Smith Equity Growth Portfolio between the Manager and Harris Bretall Sullivan & Smith, Inc. ("HBSS");

         (b) Zurich Kemper Value Portfolio (formerly, the Dreman Value Portfolio) between the Manager and Zurich Kemper Value Advisors, Inc. (formerly, Dreman Value Advisors, Inc.) ("ZKVA");

         (c) Zweig Asset Allocation Portfolio between the Manager and Zweig/Glaser Advisers; and

         (d) Zweig Equity (Small Cap) Portfolio between the Manager and Zweig/Glaser Advisers;

    (2) for Harris Bretall Sullivan & Smith Equity Growth Portfolio, to approve or disapprove the continuation of the proposed amended sub-advisory agreement between HBSS and the Manager relating to the Portfolio following the proposed change of control of HBSS;

    (3) for the Fund, to elect a slate of five members to its Board of Directors to hold office until their successors are duly elected and qualified;

    (4) for the Fund, to ratify or reject the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 1998; and

    (5) to transact such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of the Fund has fixed the close of business on September 22, 1997 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Fund.

                                       By Order of the Board of Directors,


                                       /s/ Kevin L. Howard
                                       Kevin L. Howard
                                       Secretary

October 2, 1997

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                                THE LEGENDS FUND, INC.
                                515 West Market Street
                              Louisville, Kentucky 40202

               Harris Bretall Sullivan & Smith Equity Growth Portfolio
                            Zurich Kemper Value Portfolio
                           Zweig Asset Allocation Portfolio
                          Zweig Equity (Small Cap) Portfolio
                        Morgan Stanley Asian Growth Portfolio
                    Morgan Stanley Worldwide High Income Portfolio
                            Renaissance Balanced Portfolio
                        Nicholas-Applegate Balanced Portfolio
                           Pinnacle Fixed Income Portfolio
                     ARM Capital Advisors Money Market Portfolio
               (each, a "Portfolio" and collectively, the "Portfolios")

                    ---------------------------------------------

                                   PROXY STATEMENT
                           Special Meeting of Shareholders
                            October 30, 1997 at 3:00 p.m.

                    ---------------------------------------------

    THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on October 30, 1997 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:


                                                       PORTFOLIO(S) TO WHICH
                   SUMMARY OF PROPOSAL                 PROPOSAL APPLIES

1.  (a)  to approve or disapprove the management       Harris Bretall Sullivan
agreement between the Fund (on behalf of the           & Smith Equity Growth
Portfolio) and ARM Capital Advisors, Inc. (the         Portfolio
Manager) and the proposed amended sub-advisory agreement between the Manager and Harris Bretall
Sullivan & Smith, Inc. (HBSS) as sub-adviser for the Portfolio.

    (b) to approve or disapprove the management        Zurich Kemper Value
agreement between the Fund (on behalf of the           Portfolio (formerly, the
Portfolio) and the Manager and the proposed amended    Dreman Value Portfolio)
sub-advisory agreement between the Manager and Zurich Kemper Value Advisors, Inc. (formerly,
Dreman Value Advisors, Inc.) (ZKVA) as sub-adviser for the Portfolio.

    (c) to approve or disapprove the management        Zweig Asset Allocation
agreement between the Fund (on behalf of the           Portfolio
Portfolio) and the Manager and the proposed amended sub-advisory agreement between the Manager and Zweig/Glaser Advisers as sub-adviser for the Portfolio.

    (d) to approve or disapprove the management        Zweig Equity (Small Cap)
agreement between the Fund (on behalf of the           Portfolio
Portfolio) and the Manager and the proposed amended sub-advisory agreement between the Manager and Zweig/Glaser Advisers as sub-adviser for the Portfolio.

2.  to approve or disapprove the continuation of       Harris Bretall Sullivan &
the proposed amended sub-advisory agreement between    Smith Equity Growth
HBSS and the Manager relating to the Portfolio         Portfolio
following the proposed change of control of HBSS;

3.  to elect a slate of five members to the Fund's     All Portfolios
Board of Directors to hold office until their successors are duly elected and qualified.

4.  to ratify or reject the selection of Ernst &       All Portfolios
Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 1998.

5.  To transact such other matters as may properly     All Portfolios
come before the meeting or any adjournment thereof.


    The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of ten investment Portfolios. Shares of the Portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

    On July 23, 1997, Integrity and National Integrity (collectively, the "Integrity Companies") filed an application (which was amended on October 1,
1997) with the Securities and Exchange Commission for an order to approve a substitution (the "Substitution") of Morgan Stanley Asian Growth Portfolio, Morgan Stanley Worldwide High Income Portfolio, Renaissance Balanced Portfolio, Nicholas-Applegate Balanced Portfolio, ARM Money Market Portfolio, and Pinnacle Fixed Income Portfolio (the "Substituted Portfolios"). The Substitution would entail the transfer of all of the assets of each Substituted Portfolio to, respectively, the following portfolios of registered investment companies: Morgan Stanley Asian Equity Portfolio,
Morgan Stanley Emerging Markets Debt Portfolio (each a portfolio of Morgan Stanley Universal Funds, Inc.), Janus Aspen Series Balanced Portfolio, Janus Aspen Series Balanced Portfolio, Janus Aspen Series Money Market Portfolio (each a portfolio of Janus Aspen Series), and JPM Bond Portfolio (a portfolio of JPM Series Trust II) (each, a "New Portfolio"). Each New Portfolio is deemed to have (i) substantially similar investment strategies to, and (ii) historically stronger investment performance and/or (iii) lower expense ratios (after waivers and reimbursements) than, the respective Substituted Portfolio. Assuming regulatory approval, shares of the Substituted Portfolio held by the respective Separate Account would be exchanged on or about
October 24, 1997 by redeeming shares of each Substituted Portfolio on an in-kind basis at net asset value and using the proceeds to purchase shares of the respective New Portfolio at net asset value on the same date. The costs of the Substitution will be borne by the Integrity Companies, and no fees, transfer charges or sales charges to effect the Substitution will be imposed on the Fund, the Substituted Portfolios, their shareholders, or ultimately, the variable annuity contract holders. Prior to and immediately following the Substitution, the account values of the variable annuity contract holders will be the same. In addition, the Substitution will not alter the tax or insurance benefits to contract holders or the contractual obligations of the Integrity Companies. In the event the Substitution is not approved, the Substitution will not occur and it is expected that the Substituted Portfolios will continue to be offered to contract holders of the Separate Accounts. The Substitution is not a subject of the Meeting, and you are not being asked to vote thereon.

    This Proxy Statement is being furnished on or about October 2, 1997 on behalf of the Board of Directors of the Fund to the shareholders of the Fund for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on September 22, 1997 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity.

    At the Record Date, the total number of shares of the Portfolios outstanding were as follows (numbers may not add up exactly due to rounding):





                                                           APPROXIMATE                             APPROXIMATE
                                                           PERCENTAGE          SHARES HELD BY      PERCENTAGE HELD
                   TOTAL               SHARES HELD BY      HELD BY             SEPARATE            BY SEPARATE
                   NUMBER OF           SEPARATE            SEPARATE            ACCOUNT II OF       ACCOUNT II OF
                   SHARES              ACCOUNT II OF       ACCOUNT II OF       NATIONAL            NATIONAL
PORTFOLIO          OUTSTANDING         INTEGRITY           INTEGRITY           INTEGRITY           INTEGRITY
---------------    ---------------     ---------------     ---------------     ---------------     ---------------
Harris Bretall
Sullivan &
Smith Equity          1,623,149.46        1,232,856.59                76.0%         390,292.86                24.0%
Growth

Zurich Kemper
Value                 1,543,088.05        1,239,968.58                80.4%         303,119.47                19.6%

Zweig Asset
Allocation            2,884,582.64        2,483,661.81                86.1%         400,920.83                13.9%

Zweig Equity
(Small Cap)             783,347.32          621,078.05                79.3%         162,269.27                20.7%

Morgan Stanley
Asian Growth          1,097,725.45          868,970.69                79.2%         228,754.76                20.8%

Morgan Stanley
Worldwide High
Income                  564,071.93          481,856.40                85.4%          82,215.53                14.6%

Renaissance
Balanced              2,021,252.17        1,385,353.67                68.5%         635,898.49                31.5%

Nicholas-
Applegate
Balanced              3,141,593.00        2,368,392.66                75.4%         773,200.34                24.6%


                                        3



Pinnacle Fixed
Income                  817,552.49          694,782.07                85.0%         122,770.42                15.0%

ARM Capital
Advisors Money
Market                8,480,939.21        7,255,054.32                85.5%       1,225,884.89                14.5%

Total Fund           22,957,301.71       18,631,974.84                81.2%       4,325,326.86                18.8%



    Based upon information supplied to the Fund, as of the Record Date, Integrity had allocated contributions under variable annuity contracts such that upon the pass-through of voting rights by Integrity, it would have the right to give voting instructions with respect to 411,986.55 shares (approximately 50.4%) of the Pinnacle Fixed Income Portfolio. Integrity will vote all of the shares it owns for its own account in the Portfolio in the same proportion as votes are cast by contract holders relating to the Portfolio. Other than the foregoing, as of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of each Portfolio's outstanding shares.

    The Fund expects that the solicitation of voting instructions from contract holders will be made by mail, and solicitation also may be made by telephone communications from employees of the Manager, the Fund's investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and soliciting proxies will be borne by the Manager or its affiliates, except that ZKVA will bear all such costs relating to Proposal No. 2 and HBSS will bear all such costs relating to Proposal No. 3.

    Integrity and National Integrity, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposals and for the election of the proposed slate of directors. Integrity and National Integrity, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

    Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

    The Portfolios named in Proposal Nos. 1 and 2 respectively, vote separately with respect to such Proposals. All Portfolios of the Fund vote together as a single class with respect to Proposal Nos. 3 and 4.

    All information in the Proxy Statement about HBSS has been provided by HBSS; all information in the Proxy Statement about ZKVA has been provided by ZKVA; all information in the Proxy Statement about Zweig/Glaser Advisers has been provided by Zweig/Glaser Advisers; and all information in the Proxy Statement about the Manager and ARM Financial Group, Inc. ("ARM") has been provided by the Manager and ARM.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

               PROPOSAL NO. 1:  THE MANAGEMENT AGREEMENT AND PROPOSED
                           AMENDED SUB-ADVISORY AGREEMENTS

               HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                            ZURICH KEMPER VALUE PORTFOLIO
                           ZWEIG ASSET ALLOCATION PORTFOLIO
                          ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

    Pursuant to the management agreement between the Fund and the Manager (the "Management Agreement"), the Manager serves as investment manager of the Fund and each Portfolio and in connection therewith is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with one or more Portfolios. Pursuant to such authority, the Manager has entered into sub-advisory agreements (the "Current Sub-Advisory Agreements") with each of HBSS, ZKVA and Zweig/Glaser Advisers (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") relating to the Harris Bretall Sullivan & Smith Equity Growth Portfolio, the Zurich Kemper Value Portfolio, the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio, respectively.

    The Management Agreement is dated November 26, 1993, and amended April 1, 1994 and February 1, 1996. The Management Agreement was last approved by shareholders on November 15, 1993, in connection with the sale of the Fund's previous investment adviser to ARM. Pursuant to the Management Agreement, the Manager is responsible, among other things, for general supervision of the respective Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent. The Management Agreement is attached hereto as Exhibit A.

    The Manager assumed the duties and responsibilities of Integrity as investment manager to the Fund on February 1, 1996, following an internal reorganization. Both the Manager and Integrity are wholly-owned subsidiaries of ARM. The transaction involving the transfer of duties and responsibilities to the Manager did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing advisory services to the Fund; and there was no change in the terms of the Fund's Management Agreement, including no change in the compensation received by the investment manager.

    The Manager voluntarily limits the expenses of the Portfolios, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield and total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

    Pursuant to the Management Agreement between the Fund, on behalf of the Portfolios, and the Manager, the Portfolios pay the Manager a fee (the "Management Fee") at the following annual rates, calculated as a percentage of the net assets of each respective Portfolio:


                   PORTFOLIO                     MANAGEMENT FEE

         Harris Bretall Sullivan & Smith                .65%
         Equity Growth Portfolio

         Zurich Kemper Value Portfolio                  .65%

         Zweig Asset Allocation Portfolio               .90%

         Zweig Equity (Small Cap) Portfolio            1.05%

    The Manager compensates each Sub-Adviser out of the Management Fee received from the respective Portfolio. The Manager is currently entitled to retain (on an annual basis) .15% of average daily net assets of each Portfolio after compensating the Sub-Advisers.

    The Current Sub-Advisory Agreements with Harris Bretall Sullivan and Smith, Inc. and Zweig/Glaser Advisers are dated November 26, 1993, and were last approved by shareholders on November 15, 1993 in connection with the sale of the Fund's previous investment adviser to ARM. The Current Sub-Advisory Agreement with ZKVA is dated November 7, 1995, and was last approved by shareholders on October 27, 1995, following the reorganization of the predecessor company of ZKVA and in anticipation of the purchase by Zurich Insurance Company of a controlling interest in the parent company of ZKVA.

    On August 15, 1997, the Board of Directors of the Fund approved the proposed amended sub-advisory agreements (the "Proposed Amended Sub-Advisory Agreements") between the Manager and the respective Sub-Advisers. Each Proposed Amended Sub-Advisory Agreement reflects a reduction of the sub-advisory fee payable thereunder by the Manager to the respective Sub-Adviser. The form of the Proposed Amended Sub-Advisory Agreement for each of the Harris Bretall Sullivan & Smith Equity Growth, Zweig Asset Allocation, and Zweig Equity (Small
Cap) Portfolios is attached hereto as Exhibit B. The form of the Proposed Amended Sub-Advisory Agreement for the Zurich Kemper Value Portfolio is attached hereto as Exhibit C. If Proposal No. 1 is approved with respect to a Portfolio, the rate of compensation payable by the Manager to each Sub-Adviser pursuant to the Proposed Amended Sub-Advisory Agreements (expressed as an annual percentage of the average daily net assets of the respective Portfolio) will be reduced by 0.10%. The following chart compares the current and proposed rates of compensation payable by the Manager to each Sub-Adviser:




                                                                     CURRENT               PROPOSED
                                                                   SUB-ADVISORY          SUB-ADVISORY
      SUB-ADVISER                      PORTFOLIO                       FEE                    FEE

Harris Bretall Sullivan &    Harris Bretall Sullivan & Smith           .50%                   .40%
Smith                        Equity Growth Portfolio

Zurich Kemper Value          Zurich Kemper Value Portfolio             .50%                   .40%
Advisors

Zweig/Glaser Advisers        Zweig Asset Allocation Portfolio          .75%                   .65%

Zweig/Glaser Advisers        Zweig Equity (Small Cap) Portfolio        .90%                   .80%



The investment advisory fee rates payable by Portfolios to the Manager will not be increased or decreased if the Proposed Amended Sub-Advisory Agreements are approved.

    Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company (such as the Fund) except pursuant to a written contract that has been approved by a vote of a majority of the outstanding voting securities of such registered investment company. Accordingly, the Proposed Amended Sub-Advisory Agreements are being submitted to shareholders for their approval. Other than the change in the sub-advisory fee structure described above, the terms of each Proposed Amended Sub-Advisory Agreement are identical in all material respects to the terms of each respective Current Sub-Advisory Agreement. The Sub-Advisers and the advisory arrangements for the Portfolios are described in more detail below.

     Although there is no proposed change to the terms of the Management Agreement, the annual rate of management fees the Manager will retain from each Portfolio will increase from .15% to .25% if Proposal No. 1 is approved, as a result of the decrease in the sub-advisory fee rates as described above. Although there will be no increase in the advisory fee fate payable by any Portfolio, because of the proposed increase in the compensation to the Manager under the Management Agreement, the Board of Directors is submitting the Management Agreement to shareholders for reapproval.

    If approved by shareholders of the respective Portfolios, the Proposed Amended Sub-Advisory Agreements will take effect on or about November 1, 1997. If a Proposed Amended Sub-Advisory Agreement is not approved with respect to a Portfolio, the Management Agreement and the respective Current Sub-Advisory Agreement will remain in effect. Approval of this Proposal No. 1 with respect to any Portfolio is not dependent on and will not affect approval with respect to any other Portfolio.

COMPARISON OF FEES PAYABLE UNDER THE MANAGEMENT AGREEMENT AND THE CURRENT AND PROPOSED AMENDED SUB-ADVISORY AGREEMENTS

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

    For the fiscal year ended June 30, 1997, the total management fees paid by the Portfolio to the Manager was $160,836. Of this amount, the Manager retained $37,116, and paid a total of $123,720 in sub-advisory fees to HBSS. If the proposed new fee structure under the Management Agreement and the Proposed Amended Sub-Advisory Agreement had been in effect, the total management fees paid by the Portfolio to the Manager would be unchanged, the Manager would have retained $61,860, or an increase of 66.7%, and the sub-advisory fee payable by the Manager to HBSS would have been approximately $98,976, or a decrease of 20.0%.

ZURICH KEMPER VALUE PORTFOLIO

         For the fiscal year ended June 30, 1997, the total management fees paid by the Portfolio to the Manager was $164,290. Of this amount, the Manager retained $37,913, and paid a total of $126,377 in sub-advisory fees to Zurich Kemper Value Advisors, Inc. If the proposed new fee structure under the Management Agreement and the Proposed Amended Sub-Advisory Agreement had been in effect, the total management fees payable by the Portfolio to the Manager would be unchanged, the Manager would have retained $63,188, or an increase of 66.7%, and the sub-advisory fee payable by the Manager to Zurich Kemper Value Advisors, Inc. would have been approximately $101,102, or a decrease of 20%.

ZWEIG ASSET ALLOCATION PORTFOLIO

    For the fiscal year ended June 30, 1997, the total management fees paid by the Portfolio to the Manager was $369,657. Of this amount, the Manager retained $61,610, and paid a total of $308,047 in sub-advisory fees to Zweig/Glaser Advisers. If the proposed new fee structure under the Management Agreement and the Proposed Amended Sub-Advisory Agreement had been in effect, the total management fees payable by the Portfolio to the Manager would be unchanged, the Manager would have retained $102,683, or an increase of 66.7%, and the sub-advisory fee payable by the Manager to Zweig/Glaser Advisers would have been approximately $266,974, or a decrease of 13.3%.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO

    For the fiscal year ended June 30, 1997, the total management fees paid by the Portfolio to the Manager was $112,524. Of this amount, the Manager retained $16,075, and paid a total of $96,449 in sub-advisory fees to Zweig/Glaser Advisers. If the proposed new fee structure under the Management Agreement and the Proposed Amended Sub-Advisory Agreement had been in effect, the total management fees payable by the Portfolio to the Manager would be unchanged, the Manager would have retained $26,792, or an increase of 66.7%, and the sub-advisory fee payable by the Manager to Zweig/Glaser Advisers would have been approximately $85,732, or a decrease of 11.1%.

COMPARISON OF OTHER MATERIAL TERMS OF THE CURRENT AND PROPOSED AMENDED SUB-ADVISORY AGREEMENTS

    The terms of the Proposed Amended Sub-Advisory Agreements are the same in all material respects as the terms of the Current Sub-Advisory Agreements except for the reduction of the annual rate of the fee payable thereunder by 0.10% of average net assets of each Portfolio. The following is a summary of the material terms of both the Current and Proposed Amended Sub-Advisory Agreements:

    ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

    PAYMENT OF SUB-ADVISORY EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

    LIMITATION OF LIABILITY. The Sub-Adviser and any of its affiliated persons will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

    TERM. The agreement will continue from year to year, provided that its continuation is annually approved (an "annual approval") by a majority of the Directors of the Fund, including a majority of the Directors who are not parties to, or interested persons of any parties to, the agreement, cast in person at a meeting called for the purpose of voting on such approval.

    TERMINATION; ASSIGNMENT. The agreement may be terminated at any time without penalty upon 60 days' written notice by the Sub-Adviser, the Manager, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). The agreement also provides that it will automatically terminate in the event of their assignment (as defined in the 1940 Act) or termination of the Management Agreement.

CONSIDERATIONS OF THE BOARD OF DIRECTORS

    The Board of Directors, including all the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) (the "Independent Directors"), determined that the terms of the Management Agreement and each Proposed Amended Sub-Advisory Agreement are fair and reasonable and that the approval of the Management Agreement and the Proposed Amended Sub-Advisory Agreements on behalf of the Fund and each Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders.

    In determining to approve the Management Agreement and Proposed Amended Sub-Advisory Agreements, the Board evaluated all factors they deemed relevant with respect to each Portfolio. These factors included the nature and extent of the services rendered by the Manager and each Sub-Adviser, the historical unprofitability to the Manager of providing services under the Management Agreement, and the difficulty and expense borne by the Manager of attracting and retaining experienced personnel to oversee the operations of the Fund and the Portfolios. The Board considered that any increase in the Manager's compensation necessary to ensure that the Manager can continue to retain such personnel and to provide a high quality of service to the Portfolios would be borne by the respective Sub-Advisers, and not by the Portfolios or their shareholders. In this regard, the Board considered the fact that the aggregate Management Fees payable by the Portfolios, and ultimately by their shareholders, would not change, and that the Manager and Sub-Advisers would continue to provide the same services to the Fund and to the Portfolios under the Management Agreement and Proposed Amended Sub-Advisory Agreements. The Directors considered the Manager's representations that the Sub-Advisers had assured the Manager that there would be no diminution in the nature or quality of services rendered to the respective Portfolios by the Sub-Advisers following the decrease in their fee rates. In addition, the Board considered comparative information respecting fees and expenses incurred by other mutual funds with investment objectives similar to those of each respective Portfolio.

    AT ITS MEETING ON AUGUST 15, 1997, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, AFTER TAKING INTO ACCOUNT THE CONSIDERATIONS DESCRIBED ABOVE, UNANIMOUSLY APPROVED THE MANAGEMENT AGREEMENT AND THE PROPOSED AMENDED SUB-ADVISORY AGREEMENTS AND RECOMMENDED THAT SHAREHOLDERS VOTE FOR SUCH MANAGEMENT AGREEMENT AND PROPOSED AMENDED SUB-ADVISORY AGREEMENTS.

INFORMATION ABOUT THE MANAGER

    The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc., a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. Group, Inc. ("MSDW"), own approximately 53% of the outstanding shares of voting common stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets of approximately $4.1 billion. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The address of ARM is 515 West Market Street, Louisville, Kentucky 40202. The address of each of each of MSDW and the investment funds sponsored by it is 1585 Broadway, New York, New York 10036.

    On May 21, 1997, ARM entered into a purchase agreement pursuant to which ARM has agreed to transfer substantially all of the assets and operations of the Manager (excluding its management and administrative operations relating to the Fund) to a newly formed subsidiary, ARM Capital Advisors, LLC, and to sell an 80% interest in such company to ARM Capital Advisors Holdings, LLC, an entity controlled by Emad A. Zikry, the current President of the Manager. After consummation of the pending sale, the Manager will be renamed Integrity Capital Advisors, Inc., and will continue to serve as investment manager to the Fund. The Manager will continue to have the personnel and resources necessary to ensure that there will not be any diminution of the nature or quality of services provided to the Fund. The transaction is expected to close during the fourth quarter of 1997.

    The following chart lists the name, address and principal occupation of the principal executive officer and each director of the Manager:


                                                Principal Occupation
                                                (if other than officer or
Name             Address                        director of the Manager)
----             -------                        -------------------------
John Franco      515 West Market Street,        Co-Chairman of the Board and Co-
                 Louisville, KY  40202          Chief Executive Officer, ARM

Martin H. Ruby   515 West Market Street,        Co-Chairman of the Board and Co-
                 Louisville, KY  40202          Chief Executive Officer, ARM

Emad A. Zikry    200 Park Avenue, 20th Floor,
                 New York, NY  10166

    The following chart lists those officers and Directors of the Fund who are also affiliated with ARM and/or the Manager, and sets forth the nature of those affiliations:



Name                 Position with the Fund      Position with ARM and/or the Manager
----                 ----------------------      ------------------------------------
John R. Lindholm     Chairman and Director       Executive Vice President-Chief Marketing Officer
                                                 of ARM

Edward J. Haines     President                   Vice President, Marketing, ARM

Barry G. Ward        Controller                  Controller, ARM and the Manager

Peter S. Resnik      Treasurer                   Treasurer, ARM and the Manager

Kevin L. Howard      Secretary                   Assistant General Counsel, ARM



The principal occupation of each person listed above is his occupation with ARM. The address of each of the above listed persons is 515 West Market Street, Louisville, Kentucky 40202.

INFORMATION ABOUT THE SUB-ADVISERS

    HARRIS BRETALL SULLIVAN & SMITH, INC., One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to Harris Bretall Sullivan & Smith Equity Growth Portfolio. HBSS was founded in 1971 and is owned equally by W. Graeme Bretall, President, John J. Sullivan, Treasurer, and Henry
B. Dunlap Smith. The firm provides investment management services to institutions and individuals, and at June 30, 1997, had assets under management of approximately $2.7 billion. HBSS also serves as investment adviser to other investment companies having similar investment objectives to the Portfolio as indicated in Exhibit D.

    The following chart lists the name, address and principal occupation of each director of HBSS:

Name                        Address                         Principal Occupation
----                        -------                         --------------------

W. Graeme Bretall        One Sansome Street, Suite 3300     President, HBSS
                         San Francisco, CA  94104

Henry B. Dunlap Smith    One Sansome Street, Suite 3300     Secretary, HBSS
                         San Francisco, CA  94104

John J. Sullivan         One Sansome Street, Suite 3300     Treasurer, HBSS
                         San Francisco, CA  94104


    For a description of the proposed change in control of HBSS, see Proposal No. 2.

    ZURICH KEMPER VALUE ADVISORS, INC., 280 Park Avenue, 40th Floor, New York, New York 10017, serves as the Sub-Adviser to Zurich Kemper Value Portfolio. As of June 30, 1997, ZKVA managed over $6 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. ZKVA also serves as investment adviser to other investment companies having similar investment objectives to the Portfolio as indicated in Exhibit E.

    ZKVA, a Delaware corporation, an indirect wholly owned subsidiary of Zurich Insurance Company ("Zurich"), was formed in August, 1995 in order to purchase substantially all of the assets of Dreman Value Management, L.P., ZKVA's predecessor organization. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. Together with its predecessor organizations, ZKVA has been in the investment management business since 1977.

    Prior to September 1997, ZKVA was known as Dreman Value Advisors, Inc. In connection with the name change of the Sub-Adviser to Zurich Kemper Value Advisers, Inc., the Board of Directors of the Fund changed the name of Dreman Value Portfolio to Zurich Kemper Value Portfolio, effective September 2, 1997.

    Zurich has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder (the "Scudder Transaction"). Upon completion of the Scudder Transaction, which is subject to a number of contingencies, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and ZKVA will be operated as part of SKI and will no longer be a separate entity. Scudder, a New York-based investment adviser and the adviser for the Scudder and AARP Funds, has approximately $120 billion under management.

    Consummation of the Scudder Transaction would constitute an assignment under the 1940 Act of the Current or Proposed Amended Sub-Advisory Agreement (collectively, the "ZKVA Agreements"), whichever is then in effect, between the Manager and ZKVA. As required by the 1940 Act, the ZKVA Agreements provide for their automatic termination in the event of their assignment. It is therefore anticipated that SKI will seek approval of a new Sub-Advisory Agreement between the Manager and SKI by the Fund's board and shareholders of the Zurich Kemper Value Portfolio. Accordingly, it is expected that a proxy solicitation of shareholders of the Portfolio will be held during the fourth quarter of 1997. If the contingencies are timely met, the Scudder Transaction is expected to close in the fourth quarter of 1997.

    The following chart lists the name, address and principal occupation of the principal executive officer and each director of ZKVA:


Name                 Address                         Principal Occupation
----                 -------                         --------------------

John E. Neal         222 S. Riverside Plaza      President, Kemper Funds Group,
                     Chicago, IL                 a unit of Zurich Kemper
                                                 Investments, Inc. (ZKI);
                                                 Director, ZKI, ZKVA and Zurich
                                                 Kemper Distributors, Inc.
                                                 (ZKDI)

Jim R. Neel          280 Park Avenue             President, Chief Executive
                     40th Floor                  Officer and Director, ZKVA.
                     New York, NY

Stephen B. Timbers   222 S. Riverside Plaza,     President, Chief Executive
                     Chicago, IL                 Officer, Chief Investment
                                                 Officer and Director, ZKI;
                                                 Director, ZKDI, ZKVA and LTV
                                                 Corporation.

    ZWEIG/GLASER ADVISERS, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for Zweig Asset Allocation Portfolio and Zweig Equity (Small
Cap) Portfolio. Glaser Corp., a Delaware corporation formed by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig, are the general partners of Zweig/Glaser. Dr. Zweig is also Chairman of Zweig/Glaser. He has provided investment advisory and portfolio management services for over 26 years and is currently affiliated with investment advisers, which, as of June 30, 1997 managed over $6.5 billion in assets. Dr. Zweig is also President and Director of The Zweig Fund, Inc. and the Zweig Total Return Fund, Inc., closed-end funds traded on the NYSE with combined assets of over $1 billion. Zweig/Glaser also serves as investment adviser to other investment companies having similar investment objectives to the respective Portfolios as indicated in Exhibit F.

AFFILIATED BROKERS

    The Manager and certain of the Sub-Advisers are affiliated with registered broker-dealers, including Morgan Stanley & Co. Incorporated ("Morgan Stanley"). From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with such broker-dealers, subject to policies established by the Fund's Board to ensure that all brokerage commissions paid to such broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. For the fiscal year ended June 30, 1997, the Fund paid the following brokerage commissions with respect to each of the four Portfolios discussed in Proposal No.1 to Morgan Stanley, an affiliated person of such Portfolios. Also presented below for the fiscal year ended June 30, 1997 are the brokerage commissions paid to Morgan Stanley as a percentage of the aggregate brokerage commissions paid by each Portfolio and as a percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions engaged in by such Portfolio.



                                           Brokerage Commissions paid to Morgan Stanley
                                           --------------------------------------------

                                                 As a Percentage of       As a Percentage of Portfolio
                                                     Aggregate               Transactions Involving
     Portfolio                    Paid ($)          Commissions                    Commissions
     ---------                    --------       ------------------       ----------------------------
Zweig Asset Allocation
Portfolio                          50,774               68%                            84%

Zweig Equity (Small Cap)
Portfolio                           8,051               51%                            69%

Zurich Kemper Value
Portfolio                           2,060                3%                             4%



VOTE REQUIRED FOR PROPOSAL NO. 1

    Shareholders of each of the Portfolios named above vote separately on whether to approve Proposal No. 1 with respect to that particular Portfolio. Approval of Proposal No. 1 with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

    IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF ONE PORTFOLIO, THE MANAGEMENT AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT FOR THAT PORTFOLIO WILL CONTINUE IN EFFECT, BUT FAILURE TO APPROVE PROPOSAL NO. 1 BY THE SHAREHOLDERS OF ONE PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 1 WITH RESPECT TO ANY OTHER PORTFOLIO.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

                                ---------------------

    PROPOSAL NO. 2 - CONTINUATION OF THE SUB-ADVISORY AGREEMENT BETWEEN THE MANAGER AND HBSS FOLLOWING THE PROPOSED CHANGE OF CONTROL OF HBSS

               HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

    HBSS has entered into an agreement with Value Asset Management, Inc. ("VAM"), a Connecticut-based holding company 100%-owned by BancBoston Ventures, Inc., to form a limited liability company to be called "Harris Bretall Sullivan & Smith L.L.C." ("HBSS L.L.C.").

    HBSS will transfer substantially all of its assets and business to HBSS L.L.C. (the "VAM Transaction"). It is anticipated that all key personnel will transfer to the new entity. Executive Vice Presidents John J. Sullivan and Henry B. Dunlap Smith will continue their responsibilities and ownership roles.
W. Graeme Bretall, the current President of HBSS, who will also remain with the new entity, will become a member of the Board of Directors of VAM. Co-Founder Dave Harris also will continue in his role in Research for HBSS. VAM will be the majority owner of the new entity.

    VAM and HBSS have indicated that the new structure is designed to enable the organization to retain and attract top industry talent, enhance returns and offer additional services. Three current officers of HBSS will become equity holders in HBSS L.L.C.: Susan Foley, Senior Vice President and portfolio manager, Gordon Ceresino, Senior Vice President and Director of Marketing and Client Service, and David S. Post, Director of Research. All of Messrs. Bretall, Sullivan and Smith, as well as the three new equity holders, have agreed to enter into five-year employment agreements with HBSS L.L.C.

    Although VAM will obtain a majority equity interest in HBSS L.L.C., the current managers of HBSS will maintain management autonomy in the new organization. It is anticipated that the VAM Transaction will be consummated on or about November 15, 1997.

    Consummation of the VAM Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of the Sub-Advisory Agreement between the Manager and HBSS because of the change of "control" (within the meaning of the 1940 Act) of HBSS. As required by the 1940 Act, the Current and Proposed Amended Sub-Advisory Agreement (collectively, the "HBSS Sub-Advisory Agreement") provide for their automatic termination in the event of its assignment. In anticipation of the VAM Transaction, therefore, it is proposed that continuation of the Proposed Amended Sub-Advisory Agreement following the VAM Transaction be approved by shareholders of the Portfolio. In the event that the Proposed Amended Sub-Advisory Agreement relating to the Portfolio is not approved by shareholders in Proposal No. 1 at the Meeting, then this Proposal shall instead relate to the continuation of the Current Sub-Advisory Agreement after the VAM Transaction. The terms of the Proposed Amended Sub-Advisory Agreement, the form of which is attached hereto as Exhibit B, as well as of the Current Sub-Advisory Agreement, are summarized in Proposal No. 1, above.

    The 1940 Act requires that any advisory or sub-advisory agreement be approved by the Board of Directors, including by the Independent Directors, at an in-person meeting. Because the VAM Transaction was announced after the Fund's in-person Board meeting on August 15, 1997, the Board has not yet had an opportunity to vote at an in-person meeting on the continuation of the HBSS Sub-Advisory Agreement following the VAM Transaction. However, during a special telephonic Board meeting held on September 10, 1997, representatives from HBSS and VAM provided information to the Board to the effect that the operations and personnel of HBSS responsible for the actual management of the Portfolio would not be affected by the VAM Transaction. The Board also received information relating to the financial condition and resources of HBSS L.L.C. following the transaction. The Board was assured that there would be no diminution in the nature or quality of services to be rendered by HBSS following consummation of the VAM Transaction. The Board discussed the VAM Transaction and determined that it anticipated approving continuation of the HBSS Sub-Advisory Agreement at the next in-person Board meeting scheduled to be held on November 14, 1997. The Board also unanimously voted to submit the matter to the vote of the shareholders of the Portfolio and to recommend its approval. Absent such approval, the Proposed Amended Sub-Advisory Agreement will terminate automatically upon consummation of the VAM Transaction.

VOTE REQUIRED FOR PROPOSAL NO. 2

    Shareholders of Harris Bretall Sullivan & Smith Equity Growth Portfolio vote separately on whether to approve Proposal No. 2. Such approval requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

    IF PROPOSAL NO. 2 IS NOT APPROVED, THE SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO WILL TERMINATE AUTOMATICALLY UPON CONSUMMATION OF THE VAM TRANSACTION. IN SUCH AN EVENT THE MANAGER AND THE BOARD OF DIRECTORS WOULD CONSIDER AVAILABLE ALTERNATIVES.

BOARD RECOMMENDATION

    AT ITS MEETING ON SEPTEMBER 10, 1997 THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

                                ---------------------

PROPOSAL NO. 3 - ELECTION OF DIRECTORS

                                    ALL PORTFOLIOS

    At the Meeting, a slate of five nominees, including four who are not interested persons of the Fund, will be elected to serve as Directors of the Fund, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the four incumbent Directors and one other individual, Chris LaVictoire Mahai. Ms. Mahai has been nominated by the Board to fill a vacancy created by an increase in the size of the Board from four to five.

    If any of the nominees would become unavailable for election as a Director before the Meeting, proxies will be voted for the other persons that the Directors recommend.

INFORMATION REGARDING NOMINEES

         PRINCIPAL OCCUPATION AND OTHER INFORMATION

    None of the following nominees owns any shares of any Portfolios.


Name, Age and Address        Other Business Activities in Past 5 Years
----------------------       -----------------------------------------

John R. Lindholm(48)*        President of Integrity and Vice President-Chief
515 West Market Street       Marketing Officer of National Integrity since
Louisville, KY 40202         November 26, 1993; Executive Vice President-Chief
                             Marketing Officer of ARM Financial Group, Inc.
                             since July 27, 1993; since March 1992 Chief
                             Marketing Officer of Analytical Risk Management,
                             L.P.  From June 1990 to February 1992, Chief
                             Marketing Officer and a Managing Director of the ICH Capital Management Group, ICH Corporation,
                             Louisville, Kentucky; prior thereto, Chief
                             Marketing Officer and Managing Director for
                             Capital Holding Corporation's Accumulation and
                             Investment Group. Director of the mutual funds in the State Bond Group of mutual funds from June
                             1995 to December 1996.

John Katz (58)               Investment banker since January 1991; Chairman and
10 Hemlock Road              Chief Executive Officer, Sam's Restaurant Group,
Hartsdale, NY                Inc. (a restaurant holding company), from June
                             1991 to August 1992; Executive Vice President
                             (from January 1989 to January 1991) and Senior
                             Vice President (from December 1985 to January
                             1989), Equitable Investment Corporation (an indirect wholly-owned subsidiary of The Equitable
                             Life Assurance Society of the United States, through which it owns and manages its investment operations). Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Name, Age and Address        Other Business Activities in Past 5 Years
----------------------       -----------------------------------------

Theodore S. Rosky (59)       Retired since April 1992; Executive Vice
2304 Speed Avenue            President, Capital Holding Corporation (from
Louisville, KY               December 1991 to April 1992); prior thereto,
                             Executive Vice President and Chief Financial
                             Officer, Capital Holding Corporation. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

William B. Faulkner (69)     President, William Faulkner & Associates, business
240 East Plato Blvd.         and institutional adviser since 1986; Consultant
St. Paul, Minnesota 55107    to American Hoist & Derrick Company, construction
                             equipment manufacturer, from 1986 to 1989; prior thereto, Vice President and Assistant to the President, American Hoist & Derrick Company.
                             Director of the mutual funds in the State Bond
                             Group of mutual funds from June 1984 to December
                             1996.

Chris LaVictoire Mahai (42)  Senior Vice President, Markets & Products Unit,
425 Portland Avenue          Star Tribune/Cowles Media Company, since August
Minneapolis, Minnesota       1995; Vice President, Marketing Director, Star
55488                        Tribune, since September 1992; from 1990 to 1992,
                             self-employed consultant, marketing services;
                             prior thereto, Senior Vice President of Corporate
                             Relations and marketing, First Bank System, Inc.
                             Director of the funds in the State Bond Group of mutual funds from January 1992 to December 1996.


---------------

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.


    The Directors met four times during the fiscal year ended June 30, 1997. The incumbents attended 100% of the aggregate number of meetings of the Directors. The Board has an audit committee consisting of Messrs. Katz, Rosky and Faulkner. The Board's audit committee, which selects and oversees the Fund's independent accountants, met once during the fiscal year ended June 30, 1997 and all of the members attended. The Board has no standing nominating or compensation committees.

EXECUTIVE OFFICERS OF THE FUND

                        POSITION WITH            EXPERIENCE DURING
NAME (AGE)              THE FUND                 THE PAST FIVE YEARS
----------              -------------            -------------------

Edward J. Haines (50)   President           Vice President, Marketing of ARM
                                            Financial Group, Inc. since
                                            December 16, 1993; Director of
                                            Retail Marketing and Vice President
                                            of the National Home Life Assurance
                                            Company subsidiary of Capital
                                            Holding Corporation from 1987 to
                                            December 1993.

Barry G. Ward (36)      Controller          Controller of ARM Financial Group,
                                            Inc. since April 1996.  From
                                            October 1993 to April 1996, Mr.
                                            Ward was directly responsible for
                                            the Company's financial reporting
                                            function.  From January 1989 to
                                            October 1993, Mr. Ward served in
                                            various positions within Ernst &
                                            Young LLP's Insurance Industry
                                            Accounting and Auditing Practice,
                                            the last of which was Manager.
                                            Controller of the mutual funds in
                                            the State Bond Group of mutual
                                            funds from May 1996 to December
                                            1996.

Peter S. Resnik (36)    Treasurer           Treasurer of ARM Financial Group,
                                            Inc., Integrity and National
                                            Integrity since December 1993;
                                            employed in various financial and
                                            operational capacities by
                                            Analytical Risk Management Ltd.
                                            since December 14, 1992; Assistant
                                            Vice President of the Commonwealth
                                            Life Insurance Company subsidiary
                                            of Capital Holding Corporation from
                                            1986 to December 1992. Treasurer of
                                            the mutual funds in the State Bond
                                            Group of mutual funds from June
                                            1995 to December 1996.

Kevin L. Howard (33)    Secretary           Assistant General Counsel of ARM
                                            Financial Group, Inc. since January
                                            31, 1994; Assistant General Counsel
                                            of Capital Holding Corporation from
                                            April 1992 to January 1994;
                                            Attorney Greenebaum Doll &
                                            McDonald, 1989 to April 1992.  Vice
                                            President and Secretary of the
                                            mutual funds in the State Bond
                                            Group of mutual funds from June
                                            1995 to December 1996.


    All officers of the Fund have been elected to serve until their successors are elected and qualified. Each officer's address is 515 West Market Street, Louisville, KY.

REMUNERATION OF DIRECTORS AND OFFICERS

    The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1997 the Fund paid the Directors who are not interested persons of the Fund an aggregate of $43,500 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

    The following table sets forth for the fiscal year ended June 30, 1997, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

Name of Director   Aggregate Compensation from        Total Compensation from
----------------   ---------------------------        -----------------------
                             Fund                          Fund Complex*
                             ----                          -------------

William B. Faulkner        $14,500                            $20,750

John Katz                  $14,500                            $20,750

Theodore S. Rosky          $14,500                            $20,750

*  Until December 1996, there were a total of seven funds in the fund complex.

REQUIRED VOTE. The nominees receiving the affirmative vote of a majority of the votes cast for the election of Directors at the Meeting will be elected, provided a quorum is present. Shares of all Portfolios of the Fund vote together as a single class for the Directors of the Fund.

              THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF
                          THE NOMINEES UNDER PROPOSAL NO. 3

                                ---------------------

                  PROPOSAL NO. 4 - RATIFICATION OF THE SELECTION OF
                               INDEPENDENT ACCOUNTANTS

    Under Proposal No. 4, shareholders of the Fund are being asked to ratify the Board's selection of independent accountants for the Fund for the fiscal year ending June 30, 1998. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Fund since 1994. The financial statements included in the Fund's Annual Report, dated June 30, 1997, have been examined by Ernst & Young LLP. It is not expected that a representative of Ernst & Young LLP will be present at the Meeting.


                 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                               VOTE FOR PROPOSAL NO. 4


                                 GENERAL INFORMATION

DISTRIBUTOR

    Pursuant to a distribution agreement dated August 30, 1995, ARM Securities Corporation ("ARM Securities") acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. ARM Securities is a wholly-owned subsidiary of ARM. Shares of the Fund and the Portfolios are sold only to separate accounts of Integrity and National Integrity. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT

    Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent and recordkeeping agent.

OTHER MATTERS

    The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    The Fund will furnish, without charge, a copy of the most recent Annual Report to contract owners. Copies of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

    The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                       Respectfully Submitted,

                                       /s/ Kevin L. Howard
                                       Kevin L. Howard
                                       Secretary


Dated: October 2, 1997

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                       EXHIBIT A

                                THE LEGENDS FUND. INC.

                                 MANAGEMENT AGREEMENT

     Agreement, made this ___ day of _________, 1997 between The Legends Fund, Inc., a Maryland corporation (the FUND), and ARM Capital Advisors, Inc., an Delaware corporation (the MANAGER).

                                  W I T N E S S E T H


     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT); and

     WHEREAS, the shares of beneficial interest of the Fund are divided into separate series or portfolios (each, a PORTFOLIO), each of which is established pursuant to a resolution of the Board of Directors of the Fund, and the Board of Directors may from time to time terminate such Portfolios or establish and terminate additional Portfolios; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT); and

     WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory and-supervisory services to the Fund and the Fund also desires to avail itself of the facilities available from the Manager with respect to the administration of the Fund's day to day business affairs, and the Manager is willing to render or contract for such investment advisory, supervisory and administrative services;

     NOW, THEREFORE, the parties agree as follows:

1. APPOINTMENT OF MANAGER. The Fund hereby appoints the Manager to act as manager of the Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into sub-advisory agreements (SUB-ADVISORY AGREEMENTS) with registered investment advisers (each a SUB-ADVISER and collectively the SUB-ADVISERS) pursuant to which the Manager delegates to the Sub-Advisers its obligations for providing investment advisory and certain other services in connection with one or more of the Portfolios; provided, that the Manager, and not the Fund, shall be responsible for any compensation payable under the Sub-Advisory Agreements. Any such Sub-Advisory Agreement may be entered into by the Manager on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. For each Portfolio for which the Manager has entered into a Sub-Advisory Agreement, the Sub-Adviser shall have the primary responsibility for providing investment advisory services as setforth in Section 2 and shall be responsible for broker-dealer selection as set forth in Section

     3 and maintaining books and records as set forth in Section 4, and the Manager will have supervisory responsibility for investment advisory services furnished by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Manager will review the performance of each Sub-Adviser and make recommendations to the Board of Directors of the Fund with respect to the retention and renewal of Sub-Advisory Agreements.

2. Investment Advisory Services. Subject to the supervision of the Fund's Board of Directors, the Manager will provide a continuous investment program for each Portfolio and determine the composition of the assets of each Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in such Portfolio's holdings. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for such Portfolio, when these transactions should be executed, and what portion of the assets of such Portfolio should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services, or to arrange for execution and performance of such services, on behalf of each Portfolio. To the extent, if any, permitted by the investment policies of a Portfolio, the Manager shall make determinations as to and execute and perform futures contracts and options on behalf of such Portfolio. The Manager will provide the services under this Agreement in accordance with each Portfolio's investment objective or objectives, policies, procedures and restrictions as stated in the Fund's Registration Statement, as amended from time to time (the REGISTRATION STATEMENT), filed with the Securities and Exchange Commission (the SEC) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio.

          The Manager further agrees as follows:

          (a) The Manager will manage each Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and
                 (ii) so as to ensure compliance by such Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel.

          (b) In undertaking its duties under this Agreement, the Manager will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

          (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as of the Manager's or the Manager's affiliates' other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Manager will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Manager's judgment in the exercise of the Manager's fiduciary obligations to the Fund and to such other clients.

          (d) In connection with the purchase and sale of securities for each Portfolio, the Manager will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmations, trade tickets (which shall state industry classifications unless the Manager has previously furnished a list of classifications for portfolio securities), and other documents and information, including, but not limited to, Cusip or other numbers that identify securities to be purchased or sold on behalf of each Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Manager for a Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to such Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agents.

          (e) The Manager will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Manager, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of each Portfolio. The Manager shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Manager's duty to monitor such determinations. The Manager will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Portfolio for which the Agent seeks assistance from or identifies for review by the Manager.

          (f) The Manager will make available to the Fund, promptly upon request, all of each Portfolio's investment records and ledgers maintained by the Manager as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Manager will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Portfolio and the issuers and securities represented in each Portfolio's securities holdings, including a schedule of the investments and other assets held in such Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors may reasonably request, including statistical information with respect to the Portfolio's securities.

3. BROKER-DEALER SELECTION. The Manager is responsible for decisions to buy or sell securities and other investments for each Portfolio, broker-dealer and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Manager may employ or deal with such broker-dealers or futures commission merchants as may, in the Manager's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Manager shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Manager's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such Portfolio and to the other clients as to which the Manager exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule lla2-2('I') thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Manager may engage its affiliates, or any Sub-Adviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio.

4. BOOKS AND RECORDS. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to this Agreement, the 1940 Act or otherwise. The Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager hereunder.

5.   ADMINISTRATIVE AND SUPERVISORY SERVICES.

     (a) The Manager will coordinate all matters relating to the functions of the Portfolios' Sub-Advisers, Agents, accountants, attorneys, and other parties performing services or operational functions for the Portfolios.

     (b) The Manager will furnish without cost to the Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's needs.

     (c) The Manager will provide, without remuneration from or other cost to the Fund, the services of a sufficient number of individuals competent to perform all of the Fund's executive, administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Portfolios and which are not performed by employees or other agents engaged by the Fund or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Fund. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected without any remuneration from the Fund.

     (d) The Manager will assist in the preparation of all periodic reports to the shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund's shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

     (e) The Manager shall prepare and, after approval by the Fund, file and arrange for the distribution of proxy materials and periodic reports to Fund shareholders as required by applicable law.

     (f) The Manager shall prepare, or cause the preparation of, and, after approval by the Fund, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

     (g) The Manager shall take such other action with respect to the Portfolios, after approval by the Fund, as may bc required by applicable law, including without limitation the rules and regulations of the SEC and of state securities or insurance commissions and other regulatory agencies.

     (h) The Manager shall make its officers and employees available to the Board of Directors and officers of the Fund and Sub-Advisers for consultation and discussions regarding the supervision and administration of the Portfolios.

6.   EXPENSES.

     (a) During the term of this Agreement, the Manager shall pay, or cause a Sub-Adviser to pay, the-following expenses:

          (i) The salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, the Manager, National Integrity Life Insurance Company ("National Integrity"), or any Sub-Adviser;

          (ii) All expenses reasonably incurred by the Manager in connection with providing the services described above, including the provision of office space, office equipment, office facilities, and executive, administrative and clerical personnel in accordance with paragraph 2(i) hereof, but excluding the expenses described below to be assumed by the Fund;

          (iii) The fees of the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

          (iv) The costs and expenses payable by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

     (b) Each Portfolio is responsible for and bears all expenses incurred in its operation that are not specifically assumed by the Manager or Integrity Financial Services, Inc., the Fund's distributor, pursuant to the Distribution Agreement with the Fund. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios will be allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board shall determine to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):

          (i) The cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith;

          (ii) Investment management fees due hereunder (but not sub-advisory fees, which are payable by the Manager);

          (iii)  Organizational expenses;

          (iv) Filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications;

          (v) Fees and expenses payable to the Directors who are not "interested persons" of the Fund or the Manager, National Integrity or any Sub-Adviser;

          (vi) Taxes (including any income or franchise taxes) and governmental fees;

          (vii) Costs of any liability, directors' and officers', uncollectible items of deposit and other insurance and fidelity bonds;

          (viii) Legal, accounting and auditing expense;

          (ix)   Charges of custodians, transfer agents and other agents;

          (x) Expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders;

          (xi) Any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio;

          (xii) Fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and

          (xiii) Costs of meetings of shareholders.

     (c) In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any applicable jurisdictions, the compensation due the Manager hereunder will be reduced by the amount of such excess. If such excess amount exceeds the compensation payable to the Manager hereunder, the Manager will not be required to make any additional payments to the Fund in reimbursement of such expenses.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each Portfolio will pay to the Manager as full compensation therefor a fee as set forth below. This fee will be deducted from the assets of the respective Portfolio and paid to the Manager monthly, but will be accrued daily for purposes of determining the value of each Portfolio on each day the New York Stock Exchange is open for trading. Any reduction in the fee payable pursuant to paragraph 6(c) shall be made monthly, and will be subject to readjustment during the year.

                                                 Annual Percentage of
                                              Average Net Assets Paid By
     Name of Portfolio                           Portfolio to Manager
     -----------------                           --------------------

     Renaissance Balanced Portfolio                      .65%

     Zweig Asset Allocation Portfolio                    .90%

     Nicholas-Applegate Balanced Portfolio               .65%

     Harris Bretall Sullivan & Smith
       Equity Growth Portfolio                           .65%

     Zurich Kemper Value Portfolio                       .65%

     Zweig Equity (Small Cap) Portfolio                 1.05%

     Morgan Stanley Asian Growth Portfolio              1.00%

     Morgan Stanley Worldwide High Income Portfolio      .85%

     Pinnacle Fixed Income Portfolio                     .70%

     ARM Capital Advisors Money Market Portfolio         .50%

8. LIABILITY. Except as may otherwise be required by the 1940 Act and the rules and regulations thereunder, the Manager, any of its affiliated persons and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the

     Manager in the performance of its duties or from reckless disregard of its duties and obligations under this Agreement.

9. TERM. Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund or any Portfolio thereof (with respect to such Portfolio) at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Portfolio, or by the Manager at any time, without the payment of any penalty, upon not less than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (I) to the Manager at 1325 Avenue of the Americas, New York, New York 10019, Attention: President; or (2) to the Fund at 1325 Avenue of the Americas, New York, New York 10019. Attention:
     President.

13. CHOICE OF LAW. This Agreement is made and to be principally performed in the State of New York, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

14. SEPARATE SERIES. The Fund is a corporation organized under the Maryland General Corporation Law on July 22, 1992. The Fund is a corporation with separate series, or Portfolios, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Fund as a whole.


15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   THE LEGENDS FUND, INC.



                                   By -------------------------

                                   ARM CAPITAL ADVISORS, INC.


                                   By -------------------------

                                      EXHIBIT B
                                SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 199__, between ARM Capital Advisors, Inc. (MANAGER), a Delaware corporation, and ___________________________________, a _____________ corporation.

WHEREAS, Manager, a wholly-owned subsidiary of ARM Capital Advisors, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated __________, 1997 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the ________________________________ Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the

1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .___% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity Life Insurance Company (INTEGRITY)and National Integrity Life Insurance Company (NATIONAL INTEGRITY), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. In recognition thereof and of the costs incurred by the Fund and Manager in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of (i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in part by the Portfolio or (ii) ______________, 199__, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which serves as a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.

The Sub-Adviser further acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "_______________" (the SUB-ADVISER'S NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner, except for the six month period as described in the first paragraph of this Section.

Manager acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);
(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(ii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect until November ___, 1995 and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.



SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.


SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

ARM CAPITAL ADVISORS, INC.


By:
   -------------------------------------


Attest:
      ---------------------------------



----------------------------------------


By:
   -------------------------------------


Attest:
      ---------------------------------

                                      EXHIBIT C

                                SUB-ADVISORY AGREEMENT


    AGREEMENT, made this __th day of _____________, 1997, between ARM Capital Advisors, Inc., a Delaware corporation, and Zurich Kemper Value Advisors, Inc. (SUB-ADVISER), a Delaware corporation.

    WHEREAS, Manager, an indirect wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act);

    WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

    WHEREAS, pursuant to a Management Agreement dated ____________, 1997 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

    WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

    WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Dreman Value Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

    NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

                       SECTION 1. INVESTMENT ADVISORY SERVICES.

    Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

    (a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of
         Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

    (b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

    (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

    (d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depositary Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

    (e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

    (f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Funds' Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

    (h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.


                         SECTION 2.  BROKER-DEALER SELECTION.

    The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

                          SECTION 3.  RECORDS, REPORTS, ETC.

    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

                           SECTION 4.  PAYMENT OF EXPENSES.

    The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

                        SECTION 5.  COMPENSATION FOR SERVICES.

    Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

                         SECTION 6.  LIABILITY FOR SERVICES.

    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                     SECTION 7.  INDEMNIFICATION BY SUB-ADVISER.

    The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, offices, employees or agents.

                       SECTION 8.  INDEMNIFICATION BY MANAGER.

    Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the

Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

                 SECTION 9.  NOTICE AND DEFENSE OF PROCEEDINGS, ETC.

    Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

               SECTION 10.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

    (a)  The Sub-Adviser hereby represents and warrants as follows:

         (i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

         (iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

    (b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

         (iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

         (iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.


                SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

    The Sub-Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

    Manager acknowledges that "Zurich Kemper" (the Sub-Adviser's name) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio are understood to be used by the Fund with the Sub-Adviser's consent. The

Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business.

    Manager acknowledges that the Fund shall use the Sub-Adviser's name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to their use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then the Fund at its own expense, upon the Sub- Adviser's written request:

         (i) shall cease to use the Sub-Adviser's name as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

         (ii) shall on all letterheads and other materials designed to be read or used by salespersons, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

         (iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

    The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

                  SECTION 12. ENTIRE AGREEMENTS; AMENDMENT, WAIVER.

    This Agreement supersedes all prior agreements between the parties and constitutes the entire Agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing singed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

                 SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

    Unless sooner terminated, this Agreement shall continue in effect for one year and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940

Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

                  SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

    This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

    The provisions of paragraphs 6,7,8,9, and 11 shall survive the termination of this Agreement.

                               SECTION 15. DEFINITIONS.

    The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings give such terms in the 1940 Act and the rules and regulations thereunder.

                 SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

    This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

    This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

                              SECTION 17. COUNTERPARTS.

    This Agreement may be executed in counterparts, and each counterpart shall for all purposed be deemed an original, and all such counterparts shall together constitute one and the same instrument.

    IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.



ARM CAPITAL ADVISORS, INC.        ZURICH KEMPER VALUE
                                  ADVISORS, INC.


By:                                      By:
   -------------------------                -------------------------

Attest:                                 Attest:
        --------------------                   ----------------------

EXHIBIT D

OTHER MUTUAL FUNDS ADVISED BY HBSS WITH A SIMILAR INVESTMENT OBJECTIVE TO THE HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO'S



                                 NET ASSETS OF OTHER
                                        FUND                  ANNUAL
OTHER FUND                          (IN MILLIONS)            FEE RATE
----------                          -------------            --------
Saratoga Advantage Trust -
Large Cap Growth Fund                   $45                   .65%

Jones Heward American
Fund                                    $11.5                 .45%

Harris Bretall Sullivan &
Smith Growth Equity Fund                $ 5.6                 .75%


HBSS has an arrangement with each of the above funds whereby HBSS will reimburse such funds for expenses exceeding 1.29% of net assets.

EXHIBIT E

OTHER MUTUAL FUNDS ADVISED BY ZKVA WITH A SIMILAR INVESTMENT OBJECTIVE TO THE ZURICH KEMPER VALUE PORTFOLIO'S



                               NET ASSETS OF OTHER FUND            ANNUAL
OTHER FUND                          (IN MILLIONS)                 FEE RATE
----------                          -------------                 --------
Kemper Contrarian
Fund                                   $137.8                      .75%

EXHIBIT F

OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE TO THE ZWEIG ASSET ALLOCATION PORTFOLIO'S


                               NET ASSETS OF OTHER FUND            ANNUAL
OTHER FUND                          (IN MILLIONS)                 FEE RATE
----------                          -------------                 --------
Zweig Strategy Fund                   $1,225.2                     0.75%


OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE TO THE ZWEIG EQUITY (SMALL CAP) PORTFOLIO'S

                               NET ASSETS OF OTHER FUND            ANNUAL
OTHER FUND                          (IN MILLIONS)                 FEE RATE
----------                          -------------                 --------
Zweig Appreciation Fund                $544.4                      1.00%

               INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES
              IN THIS MANNER /X/ USING BLUE OR BLACK INK OR DARK PENCIL.
                              PLEASE DO NOT USE RED INK

--------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.



                                                                                                     FOR     AGAINST    ABSTAIN
1.  To approve or dissapprove the management agreement and the proposed sub-advisory agreement       / /       / /        / /
as described in the Proxy Statement for (a) Harris Bretall Sullivan & Smith Equity Growth
Portfolio, (b) Zurich Kemper Value Portfolio, (c) Zweig Asset Allocation Portfolio or
(d) Zweig Equity (Small Cap) Portfolio.
2   to approve or disapprove the continuation of the proposed or amended sub-advisory agreement      / /       / /        / /
    between HBSS and the Manager following the proposed change of control of HBSS (Harris
    Bretall Sullivan & Smith Equity Growth Portfolio only)
3   Election of Directors (all Portfolios)
                                                                                                     FOR     AGAINST    ABSTAIN
    NOMINEES:  John R. Lindholm, John Katz, Theodore S. Rosky, William B. Faulkner and Chris L.      / /       / /        / /
    Mahai
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THE
    NAME OF SUCH NOMINEE)
                                                                                                     FOR     AGAINST    ABSTAIN
4   to ratify or reject the selection of Ernst & Young LLP as the Fund's independent accountants     / /       / /        / /
    for the fiscal year ending June 30, 1998 (all Portfolios)
5   To transact such other matters as may properly come before the meeting or any adjournment        / /       / /        / /
    thereof.


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 29, 1997 TO BE VOTED FOR THE MEETING TO BE HELD ON OCTOBER 30, 1997.


INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF SEPTEMBER 22, 1997.

The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:00 p.m., Eastern Standard Time, October 30, 1997, and any adjournments thereof, as indicated on the reverse side.


Dated:


                               PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                      -----------------------
                                                      Signature(s)
                                                      Title(s), if applicable

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 29, 1997 TO BE VOTED FOR THE MEETING TO BE HELD ON OCTOBER 30, 1997.


NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF SEPTEMBER 22, 1997.

The undersigned hereby instructs National Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:00 p.m., Eastern Standard Time, October 30, 1997, and any adjournments thereof, as indicated on the reverse side.


Dated:


                               PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                      -----------------------
                                                      Signature(s)
                                                      Title(s), if applicable